Wireless Telecom Group 2020 Annual Meeting of Shareholders

Agenda

1. Call Meeting to Order
2. Introduction of Directors and Officers
3. Introduction of Independent Registered Public Accounting Firm and Inspector of Election
4. Report by Secretary of Mailing
5. Report of Quorum
6. Opening of Polls
7. Election of Directors and Approval of Additional Matters
   i. Proposal 1 – Election of Directors
   ii. Proposal 2 – Advisory Vote on Executive Compensation
   iii. Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm
8. Closing of Polls and Preliminary Results
9. Adjournment
10. Presentation by CEO
11. General Question and Answer Session

Wireless Telecom Group

Wireless Telecom Group
Company Overview and Strategic Update
Annual Shareholder Meeting
June 4, 2020

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, such forward-looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words. Forward-looking statements include, among others, goals of organic annual double digit revenue growth, 50+% gross margins, and Adjusted EBITDA margins of 15% by 2024. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results, including, among others, the impact of the coronavirus outbreak on customer orders, supply chain and the Company's operations and financial condition and liquidity; the ability of management to successfully implement the Company's business plan and strategy; the loss of any significant customers of the Company; management's ability to integrate the Holzworth business successfully; product demand and development of competitive technologies in the Company's market sector; the impact of competitive products and pricing; and other risks and uncertainties set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 and quarterly report on Form 10-Q for the quarter ended March 31, 2020. These forward-looking statements speak only as of the date of this presentation and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, as except as required by law.

Wireless Telecom Group at Glance


Wireless Telecom Group

Industry leading provider of specialized software, instruments, solutions, and components enabling the development, test and deployment of wireless communications and connectivity

Top Tier Customers Across Growth Sectors

- Carriers, Tower Companies, System Integrators, Neutral Host providers
- Military, Aerospace, and Satellite Communications providers
- Semiconductor and Wireless Device Manufacturers

Uniquely Positioned To Capitalize On Key Growth Trends

- Network Densification and 5G Deployment
- Private Network Growth driven by Industrial IoT and 5G
- Increasing Military and Defense Spend
- Increasing Satellite Communication Spend

Long-term Customer Relationships

- Embedded Base of High Performance, Innovative Products and Sticky Solutions

~$48m	~46%	~150	~38%	2020
2019 Revenue	2019 Gross Margins	Global Employees	2019 Revenue outside NA	NXP Collaboration 5G Software Releases

Our Strategy

We provide specialized software, instruments, solutions, and components enabling the development, test and deployment of wireless communications and connectivity

1. **Technology Leadership and Innovation – Products**
2. **Increase Addressable Market – Products and People**
3. **Further Develop Strategic Customers – Products and People**
4. **Accelerate 4G/5G Software Sales – Products and People**
5. **Integrate and Leverage Global Sales Channel - People**

Our long-term financial goals include annual double digit organic revenue growth, 50+% gross margins and Adjusted EBITDA margins* of 15% by 2024

**Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Revenue. See definition of Adjusted EBITDA on page 18.*

Corporate Strategy

Growth Trends We Address

Wireless connectivity and the lifecycle of wireless development, testing and deployment will be impacted by multi-sector growth trends and sector specific growth trends

1. Network Densification and Carrier 5G Deployment
   - 79% of all mobile data is video, of which 88% will carry on 3G, 4G LTE networks; future networks will be a **blend of 3G, 4G, 5G**... *Cisco*
   - The 5G testing market will **grow at 11.5% annually**.... *Frost& Sullivan*
   - Small cell 5G network market is expected to grow from $500m in 2019 to $3.5 Billion in 2025, **a CAGR of 37%....** *Markets and Markets*
   - The ever increasing demand for mobile data is **driving network densification and deployment of small cells**... *5G Americas*
2. Private Network Growth and Deployment, driven by Industrial IoT and 5G deployment
   - **Private LTE and 5G Networks are increasingly the preferred approach** to deliver wireless connectivity for critical communications, industrial IoT, enterprise and campus environments and public venues expected to reach $4.7 Billion in annual spend by the end of 2020 . The market will **further grow at a CAGR of 19%** between 2020-2023... *SNS Telecom and IT Market Intelligence*
3. Increasing Govt, Military and Defense Spending (focused on technology)
   - Military and Defense Spend is **expected to grow 5.5% CAGR** 2018-2022... *US Government Spending.com*
   - A bipartison group of Senators introduced a bill designed to give Chinese telecom giant Huawei more competition in the market for 5G equipment by pumping more than **$1 billion into 5G-related research and development**... *Wired*
4. Increasing Satellite Communication spending
   - The commercial and military Satellite market is expected **to grow at a CAGR of 76%** during the period 2020-2028 with a cumulative spend of over $195 Billion... *ResearchAndMarkets*

(1) Sources: RCR Wireless, imarc Market Research, Cisco, Forbes, ResearchAndMarkets, SNSTelecom, Deloitte, Harbor Research

Corporate Strategy
Total Addressable Market

Our addressable market is approximately $1.45B across all 3 of our solution sets growing at a blended rate of 10% CAGR. We have a leadership position and brand identity as a specialty provider which give us room to grow.

We believe we can grow at a rate at or above the market rate of growth executing our Strategy which includes:

(1) Delivering specialized niche products and customized solutions
(2) Launching new products
(3) Diversifying our customer base
(4) Accelerating Software sales
(5) Leveraging our sales channels for cross selling



Total Addressable Market
(millions)
3-5% CAGR (2)
$250
$22 (1)
4-6% CAGR (2)
$450
$19 (1)
12-18% CAGR (2)
$750
$14 (1)
RF Component Market
Test & Measurement Market
Private Network Market
TAM

(1) Represents WTG 2019 revenue rounded to nearest millions; T&M includes $5m pro forma Holzworth revenue
(2) Management estimates

Wireless Telecom Group

Corporate Strategy

Long Term Expectations

Long Term Financial Goals	Annual double-digit organic revenue growth	50%+ Gross Margins	Adjusted EBITDA Margins* of 15% by 2024

	PHASE I 2020	PHASE II 2021-2022	PHASE III 2023-2024
Organizational Goals	• Improve baseline business • Margin improvement • Implement unified GTM strategy • Add Chief Revenue Officer • Complete Holzworth integration • Reduce debt	• Return to double digit organic growth • Execute GTM strategy • Maintain and expand margins • Improved operating margins	• Maintain double digit organic growth • Expanded GTM strategy / sector focused • Meaningful software contributions
New Product Development	• Expand UWB portfolio • Expand public safety portfolio • Expand power sensor portfolio • Expand mmWave noise sources • NXP collaboration: 1st 5G standalone demos and customer shipments	• Launch 3GPP Release 16 software • Joint product development Holzworth / T&M • Modules and solution expansion (vs components)	• Continue established software leadership • 5G Private Network full solutions • 5G Small cell solutions • Expanded RF component portfolios drive customer base • New T&M products / platforms
Key Industry Themes	• 5G investment decisions grow • Heightened military and defense initiatives • 4G LTE continued investment	• 5G investment continue to ramp • 5G Private Network Deployment • Public Safety regulation driving increased monitoring and expansion	• 5G investment expands • 5G Private Network expansion across multiple sectors • Expanded satellite and aerospace investments

*Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Revenue. See definition of Adjusted EBITDA on page 18.

Strategy

What we are doing

Technology Leadership and Innovation: *To compete against larger competitors and drive agile innovation*

Actions

Specialized niche products to address unique market needs

- **4G/5G Private Network solutions**
- **High performance peak power and phase noise measurements**
- **Low-PIM guarantee on RF components**

Customized solutions to solve unique customer challenges

- **Broad range of fully customizable noise generation solutions**
- **Modular Point of Interface solution for reduced cost of ownership**
- **BOM review and design consultation for large venue DAS solutions**

Recent Results

- *We have launched a new instruments and noise sources embedded in larger T&M systems*
- *We released an outdoor rated version of our Modular Combining solutions targeting large venues and multi-carrier deployments*
- *We released Ultra-Wide Band products which address carrier 5G strategy and contributed to a large stadium win.*

Boonton Launches a New, Uniquely Capable and Flexible PMX40 RF Power Meter, Extending Its Power Measurement Leadership
May 11, 2020

Microlab Expands its Innovative Modular Point-of-Interface Product Line with New IP67 Rated MCC Series™ for Outdoor Small Cell and D-RAN Deployments
April, 29, 2019

Microlab Ultra-Wideband Products Enable Enhanced Wireless Coverage and Capacity in New SoFi Stadium
April 8, 2020

Strategy

What we are doing

Increase Addressable Market: *Adjacent addressable markets, advance our product roadmap deeper into 5G*

Actions

Launch new products focused on specific markets and applications

- 5G / 3GPP releases
- Public Safety releases
- Small cell form factors

Increase share of wallet through portfolio expansion

- Average Power Meters and Sensors to 40 GHz
- Broader spectrum coverage for 5G, Sprint, CBRS, LAA and C-Band components
- Holzworth acquisition increases Phase Noise Analyzers and RF Synthesizers markets

Recent Results

- *Launched new RF conditioning solutions for increased addressability of Public Safety markets*
- *Launched new 5G reference platform for developers of base stations for private networks, increasing our addressability to a multi-billion dollar market*
- *Holzworth acquisition adds ~$300m of addressable market*

Microlab Releases New SMART Passives System for Real-Time Public Safety DAS Monitoring
February 28, 2019

CommAgility Introduces New Cellular Reference Platforms to Accelerate Development of Mobile Devices and Base Stations for 4G, 5G and Private Networks
May 21, 2019



Total Addressable Markets
(millions)
$250
$450
$750
RF Component Market
Test & Measurement Market
Private Network Market

Strategy

What we are doing

Further Develop Strategic Customers: *Address customer concentration and lumpy project order flow, diversify from telecom cyclicality, add new customer names and increase repeat business opportunity*

Actions

Diversify and grow our customer base

- **Mil/Aero/Satcom focus for 5G private networks**
- **New solutions to expand Medical device solutions**
- **White-label strategy to larger industry players**

Design-in wins and custom products for repeat business

- **Noise sources embedded in aerospace/defense platforms**
- **Synthesizers designed in aerospace/defense and semiconductor testers**
- **Custom Point of Interface solutions**

Recent Results

- *We have targeted Satellite applications and customers by demonstrating an end-end communication test system for satcom test use*
- *We have developed custom point-of-interface solutions used by neutral host providers*

Wireless Telecom Group Showcases Products for Enabling 4G/5G Satellite Communications in Innovative Demonstration at SATELLITE 2020
March 4, 2020

Microlab DCC Series® Point-of-Interface Integrated Solution Chosen for Raymond James Stadium Wireless System Deployment
March 30, 2020

Strategy

What we are doing

Accelerate 4G/5G software sales: *Drive growth of higher margin revenue streams, strengthen our combined SW and HW differentiation, expand our product portfolio to address both 4G and 5G SW solutions*

Actions

Expand and Enhance the Sales team

- **Assign dedicated Business Development resources, leverage existing channels**
- **Train, leverage, incent internal sales team and external sales channels**
- **Add new software solution Sales leader / sales support - align the team for multiple 7 figure opportunities**

Increase awareness, knowledge, interest and demand

- **Increase presence and awareness with broader marketing and outreach**
- **Establish thought leadership through content marketing and promotion**
- **Standardized licensing and offerings**

Recent Results

- *We have signed a collaboration Agreement with NXP to go-to-market with CA software solutions running on NXP chips, embedded on our HW cards*
- *We have released additional 5G software which enables the development of 5G base stations for private networks*

CommAgility Announces New Rel 15-Compliant Stack Software to Enable 5G Small Cell Development
October 31, 2019

CommAgility and NXP Collaborate for 5G New Radio platform
January 28, 2020

CommAgility Releases New Software to Simplify Development of 5G Small Cells
April 28, 2020

Strategy

What we are doing

Integrate and Leverage Global Sales Channel: *Capture sales synergy, leverage existing customer and channel relationships*

Actions

Consolidate sales in a single group spanning product lines

- Single CRM and funnel management tool and methodology
- Centralized sales leadership and management approach
- Business Development team spanning products identifying new opportunities

Singular approach to sales channels and marketing

- Fast track Holzworth sales, channel, marketing and website integration
- Continued training and promotion of 4G/5G private network solutions
- Single strategic marketing plan communicating benefits of WTG portfolio

Recent Results

- *Overlay Business Development team launched to focus on cross selling strategic products and strategic customers*
- *Launched additional levels of training and compensation for our distribution and rep channels to assist them spotting/selling opportunities*
- *We have launched Holzworth products across our direct and indirect channels to promote growth*

Corporate Organizational Strategy

NEW: Announcing our 1 segment Go-to-Market approach

We are reorganizing to a single segment with 3 product groupings:

- Our go-to-market strategy will include an organization centered on global teams with specific sales and product focus on 3 distinct product categories
- Our strategy will include a focus on synergistic value through common customers and common channels
- We will continue to report revenues by product groupings

Test & Measurement

Boonton holzworth Noisecom

Specialized devices and instruments for design and test of satellite, military, and commercial wireless

- Peak RF power meters
- Real-time power sensors
- RF noise source, signal communication testing

Network Solutions

Microlab

Components/integrated solutions enabling wireless network densification, reliable in-building coverage

- RF conditioning components
- DAS trays, splitters, combiners, filters, tappers; GPS Signal repeaters

Embedded Solutions

CommAgility

Solutions for private wireless networks, 5G applications, Satcom application

- Software: LTE Phy/ modifications
- Hardware: Embedded Signal Processing

Specialized products across the lifecycle of wireless connectivity

WTG / Wireless Telecom Group

1. Test and Measurement Solutions: Devices and instruments for the design and test of satellite, military, and commercial wireless systems
   - Signal generators and components
   - Signal analyzers and power meters
   - Calibration Services
2. RF Components: Integrated solutions and components for network densification, 5G implementation and in-building wireless
   - Active and passive RF conditioning solutions
3. Radio and Software Solutions: Solutions for private wireless networks, 5G applications, and Satcom applications
   - 4G/5G Software: LTEStack/Phy/ modifications
   - Hardware: Embedded Signal Processing

Corporate Strategy

Consolidated Sales GTM Strategy

We are consolidating our sales GTM approach to a single team, under a single leader. Our approach will be tailored around our 3 product solutions leveraging common coverage, leads, decision criteria and tactics

Our Goals include (1) improved demand generation and cross-selling into existing customers and channels, leveraging our current sales and marketing, and (2) faster new customer acquisition through improved targeting and execution

Sales Coverage:
Field Sales
Inside Sales
3rd Party Reps
Distributors
Apps Engineers

Lead Sources:
Installed Base
Channel Partners
Marketing/Advertising
Tradeshows
Collaboration Partners

Buying Decisions:
Technology Compatibility
Specs/Performance
Quality/Reliability
Size/Form Factor
Availability/Lead Time
Specialization
Customization
Price

	Core Customers	Growth Opportunity
RF Components	Carriers System Integrators Distributors	Aero/Defense Medical Public Safety
Test & Measurement	Aero/Defense Satcom Gov/Uni Research	Semiconductor Test & Measurement Quantum Computing
Radio, Baseband, 4G LTE/5G Software	Wireless Test 4G private network Aero/Defense	Satcom Transportation 5G private network

Tactics:
Dedicated Biz Dev resources
CRM customer and opp tracking
Sales partner training/ incentives
Thought/technology leadership
Search Engine Optimization
Market/Application specific prod
Customization of solutions
Content Marketing
Partner/3rd party marketing

Corporate Strategy

2020 Expectations

While there is increased uncertainty from the impact of Covid-19, our current expectations for 2020 include the following:

1. Increased software sales and our 1st 5G software license sale
2. Successful integration of the Holzworth acquisition, contributing accretive revenues and margins in our Test & Measurement product set
3. Increased TMO spend including projects and stadiums positively contributing to our RF component product sales
4. Increased Military and Defense spend positively contributing to our Test and Measurement product sales
5. Deleveraging

Strategy

Our Strategy for Growth and Value Creation

Our Strategy

1. Technology Leadership and Innovation
2. Increase Addressable Market
3. Further Develop Strategic Customers
4. Accelerate 4G/5G Software Sales
5. Integrate and Leverage Global Sales Channel

Our Long-term Goals

1. Annual double-digit organic revenue growth
2. 50%+ Gross Margins
3. Adjusted EBITDA margins* of 15% by 2024

*Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Revenue. See definition of Adjusted EBITDA on page 18.

Explanation of Use of Non-GAAP Measures

Wireless Telecom Group, (the "Company"), reports its financial results in accordance with generally accepted accounting principles ("GAAP"). Management believes, however, that certain non-GAAP financial measures used in managing the Company's business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein constitutes non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. These measures do not serve as a substitute and should not be construed as a substitute for GAAP performance, but provide supplemental information concerning our performance that our investors and we find useful.

The Company defines EBITDA as its net earnings before interest, taxes, depreciation and amortization. "Adjusted EBITDA" is EBITDA excluding our stock compensation expense, restructuring charges, acquisition expenses, integration expenses, unrealized and realized foreign exchange gains and losses, purchase accounting adjustments, non-recurring legal fees associated with the Harris arbitration and other non-recurring costs and expenses and includes cash received in 2018 related to revenue that would have been recognized in 2018 but for the adoption of ASU 606.

The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. The Company does not provide a forward-looking reconciliation of expected Adjusted EBITDA Margin because the amount and significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful.

The Company views Adjusted EBITDA and Adjusted EBITDA margin as important indicators of performance, consistent with the manner in which management measures and forecasts the Company's performance. We believe Adjusted EBITDA margin is an important performance metrics because it facilitates the analysis of our results, exclusive of certain non-recurring items, including items which do not directly correlate to our business operations. We believe that making this information available to investors enables them to view our performance the way that we view our performance and thereby gain a meaningful understanding of one of our core operating results, in general, and from period to period.